UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 25, 2010

TETRA TECH, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-19655	95-4148514
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3475 East Foothill Boulevard, Pasadena, California 91107

(Address of principal executive office and zip code)

(626) 351-4664

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.                                         Submission of Matters to a Vote of Security Holders.

On February 25, 2010, the Company held its annual meeting of stockholders for the following purposes:

(1)                                To elect seven members to its Board of Directors;

(2)                                To ratify the appointment of PricewaterhouseCoopers LLP as its independent registered public accounting firm for fiscal 2010; and

(3)                                To act upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

The votes cast in connection with such matters were as follows:

Election of Directors:

Name	For	Withheld
Dan L. Batrack	41,318,004	1,854,355
Hugh M. Grant	42,249,969	922,390
Patrick C. Haden	41,513,051	1,659,308
J. Christopher Lewis	41,422,956	1,749,403
Albert E. Smith	41,718,862	1,453,497
J. Kenneth Thompson	42,191,971	980,388
Richard H. Truly	42,259,039	913,320

Appointment of PricewaterhouseCoopers LLP:

For	Against	Abstain
50,257,062	559,474	48,456

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TETRA TECH, INC.

Date:	March 2, 2010	By:	/S/ DAN L. BATRACK
Dan L. Batrack
Chairman and Chief Executive Officer